UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07377
Morgan Stanley Multi Cap Growth Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Arthur Lev
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: November 30, 2011
Date of reporting period: May 31, 2011

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Multi Cap Growth Trust (formerly Morgan Stanley Capital Opportunities Trust)* performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

* The Fund’s name change was effective March 31, 2011.

Fund Report (unaudited)

For the six months ended May 31, 2011

Total Return for the 6 Months Ended May 31, 2011

Lipper
				Russell	Multi-Cap
				3000®	Growth
Class A	Class B	Class C	Class I	Growth Index[1]	Funds Index[2]
11.41%	11.00%	11.00%	11.58%	14.77%	15.15%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Stock market performance during the 12-month period was supported by an array of positive factors. The Federal Reserve announced its much-anticipated second round of Treasury bond purchases (known as the second round of quantitative easing or QE2) intended to stimulate the economy. Gross domestic product (GDP) growth reported for the fourth quarter of 2010 seemed to indicate the economy was moving from recovery to expansion. The unemployment rate also began to edge lower. In the first quarter of 2011, equities remained resilient, despite the natural disaster in Japan (which investors feared would disrupt global supply chains) and political unrest across the Middle East and North Africa (which caused oil prices to spike). Strong corporate earnings also continued to aid in the market’s advance.

However, the pace of economic growth slowed in the first quarter of 2011. Sentiment turned more pessimistic toward the end of the period as investors worried about the end of QE2 in June and that the economy may turn out to be even weaker in the second quarter.

Performance Analysis

All share classes of Morgan Stanley Multi Cap Growth Trust underperformed the Russell 3000® Growth Index (the “Index”) and the Lipper Multi-Cap Growth Funds Index for the six months ended May 31, 2011, assuming no deduction of applicable sales charges.

The Fund’s underperformance relative to the Index was driven by stock selection and an overweight position in the consumer discretionary sector. Holdings in a casinos and gambling stock and a restaurant chain stock both posted losses for the period under review. Stock selection in financial services also hampered relative performance. A position in a diversified financial services company was the chief detractor in the sector. Stock selection and an underweight allocation in energy was disadvantageous to performance as well. The Fund’s holdings performed well but were outpaced by the larger gains of oil well equipment and services stocks and integrated oils stocks, two groups in which the Fund had no exposure.

However, relative weakness was partially offset by stock selection in the materials and processing sector. In particular, the Fund benefited from strong appreciation from holdings in the diversified metals and minerals industry and a holding in the fertilizers industry. Stock selection in technology was additive to relative performance as well. A computer services and software holding led performance within the sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 05/31/11
Amazon.com, Inc.	7.2%
Apple, Inc.	6.9
Google, Inc. (Class A)	4.3
Baidu, Inc. (ADR)	3.9
Motorola Solutions, Inc.	3.8
Brookfield Asset Management, Inc. (Class A)	3.7
Edenred	3.5
NetFlix, Inc.	3.4
Illumina, Inc.	3.2
Salesforce.com, Inc.	2.8

TOP FIVE INDUSTRIES as of 05/31/11
Internet Software & Services	18.3%
Internet & Catalog Retail	10.6
Diversified Financial Services	6.9
Computers & Peripherals	6.9
Metals & Mining	5.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of December 31, 2010 was between $7 million and $372.7 billion. The Fund’s investments in equity securities may include convertible securities. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., seeks to invest primarily in high quality, established and emerging companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended May 31, 2011 (unaudited)

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 02/27/96)		(since 07/28/97)		(since 07/28/97)
Symbol	CPOAX		CPOBX		CPOCX		CPODX
1 Year	37.74%[3]		36.74%[3]		36.72%[3]		38.11%[3]
	30.54	[4]	31.74	[4]	35.72	[4]	—

5 Years	8.43	[3]	7.63	[3]	7.63	[3]	8.71	[3]
	7.27	[4]	7.33	[4]	7.63	[4]	—

10 Years	3.20	[3]	2.58	[3]	2.45	[3]	3.46	[3]
	2.65	[4]	2.58	[4]	2.45	[4]	—

Since Inception	7.33	[3]	6.82	[3]	6.53	[3]	7.57	[3]
	6.91	[4]	6.82	[4]	6.53	[4]	—

Gross Expense Ratio	1.35		2.10		2.10		1.10

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

(1)	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Multi-Cap Growth Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/10 – 05/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period @
			12/01/10 –
	12/01/10	05/31/11	05/31/11
Class A
Actual (11.41% return)	$1,000.00	$1,114.10	$6.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.75	$6.24
Class B
Actual (11.00% return)	$1,000.00	$1,110.00	$10.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.01	$10.00
Class C
Actual (11.00% return)	$1,000.00	$1,110.00	$10.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.11	$9.90
Class I
Actual (11.58% return)	$1,000.00	$1,115.80	$5.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.00	$4.99

@	Expenses are equal to the Fund’s annualized expense ratios of 1.24%, 1.99%, 1.97% and 0.99% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Morgan Stanley Multi Cap Growth Trust
Portfolio of Investments - May 31, 2011 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (97.2%)
	Air Freight & Logistics (2.0%)
152,121	Expeditors International of Washington, Inc.	$8,035,031

	Capital Markets (1.9%)
142,383	Greenhill & Co., Inc.	7,925,038

	Chemicals (2.7%)
155,131	Monsanto Co.	11,020,506

	Commercial Services & Supplies (3.5%)
485,479	Edenred (France)	14,430,990

	Communications Equipment (3.8%)
320,823	Motorola Solutions, Inc. (a)	15,357,797

	Computers & Peripherals (6.9%)
80,323	Apple, Inc. (a)	27,938,749

	Distributors (2.1%)
3,800,930	Li & Fung Ltd. (Bermuda) (b)	8,449,166

	Diversified Financial Services (6.9%)
1,174,511	BM&F Bovespa SA (Brazil)	8,411,963
269,824	Leucadia National Corp.	9,567,959
270,144	MSCI, Inc. (Class A) (a)	10,203,339

		28,183,261

	Food Products (2.5%)
147,808	Mead Johnson Nutrition Co.	10,019,904

	Health Care Equipment & Supplies (2.6%)
29,888	Intuitive Surgical, Inc. (a)	10,430,912

	Health Care Technology (2.2%)
204,134	athenahealth, Inc. (a)	9,139,079

	Hotels, Restaurants & Leisure (4.9%)
225,454	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	10,145,430
237,694	Las Vegas Sands Corp. (a)	9,873,809

		20,019,239

	Internet & Catalog Retail (10.6%)
149,031	Amazon.com, Inc. (a)	29,312,907
51,547	NetFlix, Inc. (a)	13,958,928

		43,271,835

	Internet Software & Services (18.3%)
117,225	Baidu, Inc. (ADR) (Cayman Islands) (a)	15,908,605
314,935	eBay, Inc. (a)	9,816,524
445,944	Facebook, Inc. (a)(c)(d)	11,148,600
33,103	Google, Inc. (Class A) (a)	17,512,149
52,397	LinkedIn Corp. (Class A) (a)	4,274,547
218,500	Tencent Holdings Ltd. (Cayman Islands) (b)	6,298,499
287,071	Yandex N.V. (Class A) (a)	9,602,525

		74,561,449

	Life Sciences Tools & Services (3.2%)
181,553	Illumina, Inc. (a)	13,086,340

	Media (1.9%)
130,958	Naspers Ltd. (Class N) (South Africa)	7,817,198

	Metals & Mining (5.3%)
4,309,044	Lynas Corp. Ltd. (Australia) (a)	10,963,480
162,977	Molycorp, Inc. (a)	10,826,562

		21,790,042

	Oil, Gas & Consumable Fuels (4.5%)
126,747	Range Resources Corp.	7,087,693
227,068	Ultra Petroleum Corp. (Canada) (a)	11,040,046

		18,127,739

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Portfolio of Investments - May 31, 2011 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Professional Services (4.9%)
177,353	CoStar Group, Inc. (a)	$11,190,974
253,455	Verisk Analytics, Inc. (Class A) (a)	8,630,143

		19,821,117

	Real Estate Management & Development (3.7%)
455,831	Brookfield Asset Management, Inc. (Class A) (Canada)	14,987,723

	Software (2.8%)
74,579	Salesforce.com, Inc. (a)	11,355,399

	Total Common Stocks (Cost $273,399,679)	395,768,514

	Convertible Preferred Stocks (0.4%)
	Alternative Energy
580,266	Better Place, Inc. (Cost $1,740,798) (a)(c)(d)	1,740,798

NUMBER OF
SHARES (000)

	Short-Term Investment (2.5%)
	Investment Company
10,031
	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 5) (Cost $10,030,936)	10,030,936

Total Investments (Cost $285,171,413) (e)(f)	100.1%	407,540,248
Liabilities in Excess of Other Assets	(0.1)	(231,379)

Net Assets	100.0%	$407,308,869

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	Security trades on the Hong Kong exchange.
(c)	At May 31, 2011, the Fund held fair valued securities valued at $12,889,398, representing 3.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(d)	Illiquid security. Resale is restricted to qualified institutional investors.
(e)	The market value and percentage of net assets, $47,959,333 and 11.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.
(f)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $131,014,328 and the aggregate gross unrealized depreciation is $8,645,493 resulting in net unrealized appreciation of $122,368,835.

Summary of Investments

		PERCENT OF
		TOTAL
INDUSTRY	VALUE	INVESTMENTS
Internet Software & Services	$74,561,449	18.3%
Internet & Catalog Retail	43,271,835	10.6
Diversified Financial Services	28,183,261	6.9
Computers & Peripherals	27,938,749	6.9
Metals & Mining	21,790,042	5.3
Hotels, Restaurants & Leisure	20,019,239	4.9
Professional Services	19,821,117	4.9
Oil, Gas & Consumable Fuels	18,127,739	4.4
Communications Equipment	15,357,797	3.8
Real Estate Management & Development	14,987,723	3.7
Commercial Services & Supplies	14,430,990	3.5
Life Sciences Tools & Services	13,086,340	3.2
Software	11,355,399	2.8
Chemicals	11,020,506	2.7
Health Care Equipment & Supplies	10,430,912	2.6
Investment Company	10,030,936	2.5
Food Products	10,019,904	2.5
Health Care Technology	9,139,079	2.2
Distributors	8,449,166	2.1
Air Freight & Logistics	8,035,031	2.0
Capital Markets	7,925,038	1.9
Media	7,817,198	1.9
Alternative Energy	1,740,798	0.4

	$407,540,248	100.0%

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Financial Statements

Statement of Assets and Liabilities
May 31, 2011 (unaudited)

Assets:
Investments in securities, at value (cost $275,140,477)	$397,509,312
Investment in affiliate, at value (cost $10,030,936)	10,030,936

Total investments in securities, at value (cost $285,171,413)	407,540,248
Cash (including foreign currency valued at $154,122 with a cost of $148,702)	94,864
Receivable for:
Dividends	541,548
Shares of beneficial interest sold	210,294
Dividends from affiliates	1,957
Prepaid expenses and other assets	40,876

Total Assets	408,429,787

Liabilities:
Payable for:
Shares of beneficial interest redeemed	427,418
Investment advisory fee	233,990
Transfer agent fee	204,881
Distribution fee	105,747
Administration fee	28,386
Investments purchased	8,862
Accrued expenses and other payables	111,634

Total Liabilities	1,120,918

Net Assets	$407,308,869

Composition of Net Assets:
Paid-in-capital	$306,701,658
Net unrealized appreciation	122,380,460
Accumulated net investment loss	(1,578,421)
Accumulated net realized loss	(20,194,828)

Net Assets	$407,308,869

Class A Shares:
Net Assets	$282,307,083
Shares Outstanding (unlimited shares authorized, $.01 par value)	10,007,250
Net Asset Value Per Share	$28.21

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$29.77

Class B Shares:
Net Assets	$20,383,268
Shares Outstanding (unlimited shares authorized, $.01 par value)	798,395
Net Asset Value Per Share	$25.53

Class C Shares:
Net Assets	$29,757,690
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,170,046
Net Asset Value Per Share	$25.43

Class I Shares:
Net Assets	$74,860,828
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,572,705
Net Asset Value Per Share	$29.10

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Financial Statements continued

Statement of Operations
For the six months ended May 31, 2011 (unaudited)

Net Investment Loss:
Income
Dividends (net of $73,438 foreign withholding tax)	$1,250,468
Dividends from affiliate	13,029
Interest	352

Total Income	1,263,849

Expenses
Investment advisory fee	1,304,114
Distribution fee (Class A shares)	339,635
Distribution fee (Class B shares)	115,683
Distribution fee (Class C shares)	139,019
Transfer agent fees and expenses	310,100
Administration fee	155,715
Shareholder reports and notices	52,565
Professional fees	46,580
Registration fees	27,567
Custodian fees	18,928
Trustees’ fees and expenses	5,470
Other	10,372

Total Expenses	2,525,748
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(9,571)

Net Expenses	2,516,177

Net Investment Loss	(1,252,328)

Realized and Unrealized Gain:
Realized Gain (Loss) on:
Investments	15,839,169
Foreign currency translation	(153,240)

Net Realized Gain	15,685,929

Change in Unrealized Appreciation/Depreciation on:
Investments	26,389,773
Foreign currency translation	13,041

Net Change in Unrealized Appreciation/Depreciation	26,402,814

Net Gain	42,088,743

Net Increase	$40,836,415

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE
	MONTHS ENDED	YEAR ENDED
	MAY 31, 2011	NOVEMBER 30, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(1,252,328)	$(2,189,628)
Net realized gain	15,685,929	27,815,221
Net change in unrealized appreciation/depreciation	26,402,814	48,826,810

Net Increase	40,836,415	74,452,403

Net increase (decrease) from transactions in shares of beneficial interest	28,949,841	(45,537,480)

Net Increase	69,786,256	28,914,923
Net Assets:
Beginning of period	337,522,613	308,607,690

End of Period (Including accumulated net investment losses of $1,578,421 and $326,093, respectively)	$407,308,869	$337,522,613

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Multi Cap Growth Trust (the “Fund”), formerly Morgan Stanley Capital Opportunities Trust (the Fund’s name changed effective March 31, 2011), is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited) continued

Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited) continued

and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “other expenses” in the Statement of Operations. Each of the tax years filed in the four-year period ended November 30, 2010 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited) continued

to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT MAY 31, 2011 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKETS FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Common Stocks
Air Freight & Logistics	$8,035,031	$8,035,031	—	—
Capital Markets	7,925,038	7,925,038	—	—
Chemicals	11,020,506	11,020,506	—	—
Commercial Services & Supplies	14,430,990	—	$14,430,990	—
Communications Equipment	15,357,797	15,357,797	—	—
Computers & Peripherals	27,938,749	27,938,749	—	—
Distributors	8,449,166	—	8,449,166	—
Diversified Financial Services	28,183,261	28,183,261	—	—
Food Products	10,019,904	10,019,904	—	—
Health Care Equipment & Supplies	10,430,912	10,430,912	—	—
Health Care Technology	9,139,079	9,139,079	—	—
Hotels, Restaurants & Leisure	20,019,239	20,019,239	—	—
Internet & Catalog Retail	43,271,835	43,271,835	—	—
Internet Software & Services	74,561,449	57,114,350	6,298,499	$11,148,600
Life Sciences Tools & Services	13,086,340	13,086,340	—	—
Media	7,817,198	—	7,817,198	—
Metals & Mining	21,790,042	10,826,562	10,963,480	—
Oil, Gas & Consumable Fuels	18,127,739	18,127,739	—	—
Professional Services	19,821,117	19,821,117	—	—
Real Estate Management & Development	14,987,723	14,987,723	—	—
Software	11,355,399	11,355,399	—	—

Total Common Stocks	395,768,514	336,660,581	47,959,333	11,148,600

Convertible Preferred Stocks	1,740,798	—	—	1,740,798
Short-Term Investment — Investment Company	10,030,936	10,030,936	—	—

Total	$407,540,248	$346,691,517	$47,959,333	$12,889,398

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN
SECURITIES

Beginning Balance	$3,651,161
Net purchases (sales)	6,208,461
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	3,029,776
Realized gains (losses)	—

Ending Balance	$12,889,398

Net change in unrealized appreciation/depreciation from investments still held as of May 31, 2011	$3,029,776

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of May 31, 2011 the Fund did not have any significant investments transfer between valuation levels.
3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
4. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited) continued

Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $79,472,167 at May 31, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended May 31, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.98%, respectively.

The Distributor has informed the Fund that for the six months ended May 31, 2011, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $54, $8,764 and $59, respectively, and received $41,887 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.
5. Security Transactions and Transactions with Affiliates
For the six months ended May 31, 2011, purchases and sales of investment securities for the Fund, excluding short-term investments, were $84,941,226 and $66,041,445, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended May 31, 2011, advisory fees paid were reduced by $9,571 relating to the Fund’s investment in the Liquidity Funds.

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited) continued

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended May 31, 2011 is as follows:

MARKET VALUE	PURCHASED	SALES	DIVIDEND	MARKET VALUE
NOVEMBER 30, 2010	AT COST	PROCEEDS	INCOME	MAY 31, 2011
$342,771	$91,944,834	$82,256,669	$13,029	$10,030,936

For the six months ended May 31, 2011, the Fund incurred brokerage commissions of $2,508 with Morgan Stanley & Co., LLC, an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the six months ended May 31, 2011, the Fund incurred brokerage commissions of $181 with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Investment Advisor, Administrator, and Distributor under Section 17 of the 1940 Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of November 30, 2010, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), capital loss deferrals on wash sales and tax adjustments on a partnership investment held by the Fund.

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited) continued

7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	MAY 31, 2011		NOVEMBER 30, 2010
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	716,181	$19,536,827	1,533,335	$31,828,366
Conversion from Class B	23,132	632,602	84,358	1,800,410
Redeemed	(940,195)	(25,445,537)	(2,470,899)	(52,875,140)

Net decrease – Class A	(200,882)	(5,276,108)	(853,206)	(19,246,364)

CLASS B SHARES
Sold	25,052	619,506	46,742	909,477
Conversion to Class A	(25,521)	(632,602)	(92,512)	(1,800,410)
Redeemed	(261,076)	(6,444,638)	(781,561)	(15,124,389)

Net decrease – Class B	(261,545)	(6,457,734)	(827,331)	(16,015,322)

CLASS C SHARES
Sold	120,087	2,922,890	59,258	1,189,475
Redeemed	(85,648)	(2,088,453)	(269,051)	(5,159,128)

Net increase (decrease) – Class C	34,439	834,437	(209,793)	(3,969,653)

CLASS I SHARES
Sold	1,590,180	43,130,004	76,786	1,668,923
Redeemed	(117,135)	(3,280,758)	(366,435)	(7,975,064)

Net increase (decrease) – Class I	1,473,045	39,849,246	(289,649)	(6,306,141)

Net increase (decrease) in Fund	1,045,057	$28,949,841	(2,179,979)	$(45,537,480)

8. Expense Offset
The Fund has entered into an arrangement with State Street (the “Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.

Morgan Stanley Multi Cap Growth Trust
Notes to Financial Statements - May 31, 2011 (unaudited) continued

9. Accounting Pronouncements
In May 2011, FASB issued Accounting Standards Update (“ASU”) 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.

On January 21, 2010, FASB issued ASU 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

Morgan Stanley Multi Cap Growth Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED NOVEMBER 30,
	MAY 31, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$25.32		$19.98		$12.25		$23.77		$20.27		$18.66

Income (loss) from investment operations:
Net investment loss(1)	(0.08)		(0.13)		(0.06)		(0.14)		(0.02)		(0.17)
Net realized and unrealized gain (loss)	2.97		5.47		7.79		(11.38)		3.52		1.78

Total income (loss) from investment operations	2.89		5.34		7.73		(11.52)		3.50		1.61

Net asset value, end of period	$28.21		$25.32		$19.98		$12.25		$23.77		$20.27

Total Return(2)	11.41	%(6)	26.73%		63.10%		(48.46)%		17.27%		8.63%
Ratios to Average Net Assets(3):
Total expenses	1.24	%(4)(7)	1.35	%(4)	1.46	%(4)	1.32	%(4)	1.32	%(4)	1.55%
Net investment loss	(0.59)	%(4)(7)	(0.61	)%(4)	(0.37	)%(4)	(0.68	)%(4)	(0.15	)%(4)	(0.88)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$282,307		$258,449		$221,050		$148,420		$276,064		$136,788
Portfolio turnover rate	18	%(6)	31%		20%		32%		60%		57%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED NOVEMBER 30,
	MAY 31, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$23.00		$18.29		$11.29		$22.08		$18.98		$17.57

Income (loss) from investment operations:
Net investment loss(1)	(0.17)		(0.27)		(0.16)		(0.28)		(0.20)		(0.29)
Net realized and unrealized gain (loss)	2.70		4.98		7.16		(10.51)		3.30		1.70

Total income (loss) from investment operations	2.53		4.71		7.00		(10.79)		3.10		1.41

Net asset value, end of period	$25.53		$23.00		$18.29		$11.29		$22.08		$18.98

Total Return(2)	11.00	%(6)	25.75%		61.86%		(48.82)%		16.33%		7.84%
Ratios to Average Net Assets(3):
Total expenses	1.99	%(4)(7)	2.10	%(4)	2.21	%(4)	2.08	%(4)	2.08	%(4)	2.30%
Net investment loss	(1.34)	%(4)(7)	(1.36	)%(4)	(1.12	)%(4)	(1.44	)%(4)	(0.91	)%(4)	(1.63)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$20,383		$24,377		$34,517		$38,878		$157,414		$96,737
Portfolio turnover rate	18	%(6)	31%		20%		32%		60%		57%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED NOVEMBER 30,
	MAY 31, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$22.91		$18.22		$11.25		$22.00		$18.90		$17.51

Income (loss) from investment operations:
Net investment loss(1)	(0.16)		(0.26)		(0.16)		(0.27)		(0.18)		(0.29)
Net realized and unrealized gain (loss)	2.68		4.95		7.13		(10.48)		3.28		1.68

Total income (loss) from investment operations	2.52		4.69		6.97		(10.75)		3.10		1.39

Net asset value, end of period	$25.43		$22.91		$18.22		$11.25		$22.00		$18.90

Total Return(2)	11.00	%(6)	25.74%		61.96%		(48.86)%		16.40%		7.82%
Ratios to Average Net Assets(3):
Total expenses	1.97	%(4)(7)	2.10	%(4)	2.21	%(4)	2.07	%(4)	2.08	%(4)	2.30%
Net investment loss	(1.32	)%(4)(7)	(1.36	)%(4)	(1.12	)%(4)	(1.43	)%(4)	(0.91	)%(4)	(1.63)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$29,758		$26,016		$24,511		$17,700		$40,213		$15,230
Portfolio turnover rate	18	%(6)	31%		20%		32%		60%		57%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED NOVEMBER 30,
	MAY 31, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.08		$20.54		$12.55		$24.30		$20.68		$18.97

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)		(0.08)		(0.02)		(0.09)		0.02		(0.12)
Net realized and unrealized gain (loss)	3.06		5.62		8.01		(11.66)		3.60		1.83

Total income (loss) from investment operations	3.02		5.54		7.99		(11.75)		3.62		1.71

Net asset value, end of period	$29.10		$26.08		$20.54		$12.55		$24.30		$20.68

Total Return(2)	11.58	%(6)	26.97%		63.54%		(48.31)%		17.50%		8.96%
Ratios to Average Net Assets(3):
Total expenses	0.99	%(4)(7)	1.10	%(4)	1.21	%(4)	1.08	%(4)	1.08	%(4)	1.30%
Net investment income (loss)	(0.34)	%(4)(7)	(0.36	)%(4)	(0.12	)%(4)	(0.44	)%(4)	0.09	%(4)	(0.63)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$74,861		$28,681		$28,530		$25,032		$71,418		$74,084
Portfolio turnover rate	18	%(6)	31%		20%		32%		60%		57%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Multi Cap Growth Trust
Change in Independent Accountants (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

Morgan Stanley Multi Cap Growth Trust
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Multi Cap Growth Trust
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.   We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley Multi Cap Growth Trust
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday – Friday between 8 a.m. and 6 p.m. (EST)

Morgan Stanley Multi Cap Growth Trust
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.	What if an affiliated company becomes a nonaffiliated third party?
If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Multi Cap Growth Trust
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2011 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Multi Cap Growth Trust

Semiannual
Report

May 31, 2011

CPOSAN
IU11-01417P-Y05/11

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Multi Cap Growth Fund
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
July 21, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
July 21, 2011
/s/ Francis Smith
Francis Smith
Principal Financial Officer
July 21, 2011

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